FIFTH AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, Inc. (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, Inc. (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to reflect the relief for Participants impacted by Hurricane Matthew on or after October 3, 2016, as described in Internal Revenue Service Announcement 2016-39 and other Treasury Department guidance;

NOW, THEREFORE, BE IT RESOLVED, effective as of October 3, 2016, the Plan is hereby amended by adding the following new Section 9.12:

9.12    Certain Hurricane Matthew-Related Hardship Withdrawals.

With respect to any Participant whose (i) principal residence on October 4, 2016, (October 3, 2016, for Florida) was located in one of the counties identified for individual assistance by the Federal Emergency Management Agency because of the devastation caused by Hurricane Matthew, (ii) place of employment was located in one of these counties on that applicable date, or (iii) whose lineal ascendant or descendant, dependent, or Spouse had a principal residence or place of employment in one of these counties on that date, a hardship withdrawal may be made in accordance with IRS Announcement 2016-39 and other Treasury Department guidance, the provisions of which are incorporated herein by reference.

[Signature on following page]

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Fifth Amendment to the GPI Savings Plan this 10th day of November, 2016.

GRAPHIC PACKAGING INTERNATIONAL, INC. RETIREMENT COMMITTEE MEMBERS

By: /s/ Brad Ankerholz
Brad Ankerholz

By: /s/ Carla J. Chaney
Carla J. Chaney

By: /s/ Debbie Frank
Debbie Frank

By: /s/ Stephen Scherger
Stephen Scherger

By: /s/ Brian A. Wilson
Brian A. Wilson

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